SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 11, 2021

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3075 LOYALTY CIRCLE
COLUMBUS, OH 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ADS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2021, the Board of Directors (the “Board”) of Alliance Data Systems Corporation (the “Company”) announced the acceptance of the resignation of Timothy P. King as Executive Vice President, Chief Financial Officer, effective as of April 13, 2021. On May 11, 2021, an Executive General Release and Enhanced Severance Agreement (the “Agreement”) between ADS Alliance Data Systems, Inc. and Mr. King became effective.

Pursuant to the Agreement and in consideration for a broad release of the Company and his agreements not to disparage or disclose confidential information and to provide cooperation as permitted in certain matters, Mr. King will receive severance pay in the aggregate amount of $810,000 equal to 78 weeks of his base salary, payable in bi-weekly installment payments and will have access to outplacement services subject to certain restrictions. Further, contingent upon the required approval and direction of the Board for all Company incentive compensation (“IC”) payments, Mr. King shall be eligible to receive an IC payment equal to the prorated IC amount that he would have received in 2022 based on actual 2021 performance, which amount, if any, shall be paid no later than March 31, 2022. Mr. King will also receive $250,000 plus the value of one month of PTO within 30 days of May 11, 2021. All unvested equity awards outstanding as of April 13, 2021 were forfeited in accordance with their terms.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1*	Executive General Release and Enhanced Severance Agreement, dated as of May 11, 2021, by and between ADS Alliance Data Systems, Inc. and Tim King.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601 (b)(10)(iv) of Regulation S-K, certain identified information has been excluded from this exhibit because it is both not material and considered confidential non-public personal information. Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Registrant hereby undertakes to furnish supplementally an unredacted copy of the exhibit or a copy of any omitted schedule upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: May 12, 2021	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary